Employee benefit plans and stock-based compensation plans (reflecting the two-for-one stock split	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans and Stock-based Compensation Plans [Abstract]
Employee Benefit Plans And Stock based Compensation Plans
11.	Employee benefit plans and stock-based compensation plans (reflecting the two-for-one stock split effective June 8, 2010)

Retirement savings plan. We sponsor retirement savings plans under Section 401(k) of the Internal Revenue Code for all of our full-time employees. Employees may elect to enter into a written salary deferral agreement under which a maximum of 15% to 25% of their salary, subject to aggregate limits required under the Internal Revenue Code, may be contributed to the plan. We match 200% of the first 1% and 100% of the next 3% of the employees’ compensation contributed to the Plan for substantially all employees. For the years ended December 31, 2010, 2009, and 2008, we had contribution expense of approximately $26.8 million, $22.0 million and $19.7 million, respectively.

Employee stock purchase plan. We offer an employee stock purchase plan that qualifies under Section 423 of the Internal Revenue Code and permits all employees, excluding certain management level employees, to purchase shares of our common stock. Participating employees may contribute up to 10% of their salary to purchase common stock at the end of each monthly participation period at a purchase price equal to 95% of the fair market value of our common stock on the last business day of the participation period. During 2010, 2009 and 2008, approximately 217,000, 260,000 and 236,000 shares of our common stock were issued under the plan, respectively. Our common stock reserved for future employee purchases under the plan is approximately 2.6 million shares at December 31, 2010.

Deferred compensation plan. We maintain a non-qualified deferred compensation plan (the “Executive Deferred Compensation Plan”) that provides benefits payable to eligible key employees at retirement, termination or death. Benefit payments are funded by a combination of contributions from participants and us. Participants may elect to defer up to 50% of their base earnings and 100% of specific bonus awards. Participants become fully vested in our contributions on the third anniversary of the end of the plan year for which the contribution is credited to their account. For 2010, our contribution was equal to 6% of each qualified participant’s total annual compensation, with 25% being allocated as a hypothetical investment in our common stock and the remaining being allocated to a variety of investment options. We have chosen to fund our liability for this plan through investments in trading securities, which primarily consist of mutual funds (see Note 1). We incurred net compensation expense (benefit) of approximately $1.5 million, $(0.6) million and $1.8 million in 2010, 2009, and 2008, respectively. At December 31, 2010, approximately 5.9 million shares of our common stock have been reserved for future issuance under the plan. We have $0.3 million of unearned compensation related to unvested shares that are part of our deferred compensation plan at both December 31, 2010 and 2009.

Stock-based compensation plans. In August 2000, the Board of Directors adopted the Express Scripts, Inc. 2000 Long-Term Incentive Plan which was subsequently amended in February 2001 and again in December 2001 (as amended, the “2000 LTIP”), which provides for the grant of various equity awards with various terms to our officers, Board of Directors and key employees selected by the Compensation Committee of the Board of Directors. The 2000 LTIP, as then amended, was approved by our stockholders in May 2001 and, as amended, in 2006. Under the 2000 LTIP, we have issued stock options, stock-settled stock appreciation rights (“SSRs”), restricted stock units, restricted stock awards and performance share awards. Awards are typically settled using treasury shares. As of December 31, 2010, approximately 14.2 million shares of our common stock are available for issuance under this plan. The maximum term of stock options, SSRs, restricted stock and performance shares granted under the 2000 LTIP is 10 years.

During 2010, we granted to certain officers and employees approximately 277,000 restricted stock units and performance shares with a weighted average fair market value of $49.59. The restricted stock units have three-year graded vesting and the performance shares cliff vest at the end of three years. Prior to vesting, these shares are subject to forfeiture to us without consideration upon termination of employment under certain circumstances. The original value of the performance share grants is subject to a multiplier of up to 2.5 based on certain performance metrics. During 2010, approximately 213,000 additional performance shares were granted to certain officers for exceeding certain performance metrics. The total number of non-vested restricted stock and performance share awards was 950,000 and 1,200,000 at December 31, 2010 and 2009, respectively. Unearned compensation relating to these awards is amortized to non-cash compensation expense over the estimated vesting periods. As of December 31, 2010 and 2009, unearned compensation related to restricted stock and performance shares was $16.5 million and $16.7 million, respectively. We recorded pre-tax compensation expense related to restricted stock and performance share grants of $17.5 million, $16.2 million and $16.3 million in 2010, 2009, and 2008, respectively.

During 2010, we granted to certain officers and employees approximately 2,499,000 stock options with a weighted average Black-Scholes value of $15.97 per share. The SSRs and stock options have three-year graded vesting. Due to the nature of the awards, we use the same valuation methods and accounting treatments for SSRs and stock options. As of December 31, 2010 and 2009, unearned compensation related to SSRs and stock options was $23.9 million and $21.7 million, respectively. We recorded pre-tax compensation expense related to SSRs and stock options of $32.1 million, $28.6 million and $23.8 million in 2010, 2009, and 2008, respectively.

The provisions of the 2000 LTIP allow employees to use shares to cover tax withholding on stock awards. Upon vesting of restricted stock and performance shares, employees have taxable income subject to statutory withholding requirements. The number of shares issued to employees may be reduced by the number of shares having a market value equal to our minimum statutory withholding for federal, state and local tax purposes.

As a result of the Board’s adoption and stockholder approval of the 2000 LTIP, no additional awards will be granted under either our 1992 amended and restated stock option plan or under our 1994 amended and restated stock option plan. All remaining grants outstanding under these plans were exercised during 2010, therefore no grants remain outstanding under these plans as of December 31, 2010.

The weighted average remaining recognition period for SSRs and stock options as well as restricted stock and performance shares is 1.4 years.

For the year ended December 31, 2010, the windfall tax benefit related to stock options exercised during the year was $58.9 million, and is classified as a financing cash inflow on the consolidated statement of cash flows. The tax benefit related to employee stock compensation recognized during the years ended December 31, 2010, 2009, and 2008 was $18.1 million, $16.6 million, and $14.3 million, respectively.

The fair value of options and SSRs granted is estimated on the date of grant using a Black-Scholes multiple option-pricing model with the following assumptions:

	2010	2009	2008
Expected life of option	3-5 years	3-5 years	3-5 years
Risk-free interest rate	0.5%-2.4%	1.3%-2.4%	1.6%-3.4%
Expected volatility of stock	36%-41%	35%-39%	30%-37%
Expected dividend yield	None	None	None
Weighted average volatility of stock	38.4%	37.5%	30.0%

The Black-Scholes model requires subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The expected term and forfeiture rate of options granted is derived from historical data on employee exercises and post-vesting employment termination behavior, as well as expected behavior on outstanding options. The risk-free rate is based on the U.S. Treasury rates in effect during the corresponding period of grant. The expected volatility is based on the historical volatility of our stock price. These factors could change in the future, which would affect the stock-based compensation expense in future periods.

A summary of the status of stock options and SSRs as of December 31, 2010, and changes during the year ended December 31, 2010, is presented below.

	2010
(share data in millions)	Shares	Weighted- Average Exercise Price
Outstanding at beginning of year	16.4	$20.77
Granted	2.5	49.55
Exercised	(5.1)	15.44
Forfeited/cancelled	(0.5)	29.92

Outstanding at end of period	13.3	27.83

Awards exercisable at period end	7.1	21.75

A summary of the status of restricted stock and performance shares as of December 31, 2010, and changes during the year ended December 31, 2010, is presented below.

	2010
(share data in millions)	Shares	Weighted- Average Grant Date Fair Value
Outstanding at beginning of year	1.2	$23.66
Granted	0.3	49.59
Other(1)	0.2	49.34
Released	(0.7)	$15.10
Forfeited/Cancelled	—

Outstanding at end of period	1.0

(1)	Represents additional performance shares issued above the original value for exceeding certain performance metrics.

At December 31, 2010, the weighted-average remaining contractual lives of stock options and SSRs outstanding and stock options and SSRs exercisable were 4.2 years and 3.1 years, respectively, and the aggregate intrinsic value (the amount by which the market value of the underlying stock exceeds the exercise price of the option) of shares outstanding and shares exercisable was $348.6 million and $229.5 million, respectively. Cash proceeds, fair value of vested shares, intrinsic value related to total stock options exercised and restricted shares vested, and weighted average fair value of stock options granted during the years ended December 31, 2010, 2009 and 2008 are provided in the following table:

(in millions, except per share data)	2010	2009	2008
Proceeds from stock options exercised	$38.2	$9.4	$27.7
Fair value of vested restricted shares	10.5	12.4	4.3
Intrinsic value of stock options exercised	123.7	48.8	41.7
Weighted average fair value of options granted during the year	$15.97	$7.27	$8.94